UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2010

UNR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-23712	02-0755762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Stroitelnaya Street, Bronnitsy, Moscow Region, Russia	140070
(Address of principal executive offices)	(Zip Code)

(+495) 771-6767
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review.

On April 8, 2010, the Audit Committee of the Board of Directors of UNR Holdings, Inc. (as used in this Current Report on Form 8-K, “we” or the “Company”), upon the recommendation of management and in consultation with our current independent registered public accounting firm, ZAO BDO, a member firm of BDO International (“BDO”), and our former independent registered accounting firm, Wiener, Goodman & Company, P.C. (“Wiener Goodman”), concluded that our previously issued financial statements included in the following reports we filed with the Securities and Exchange Commission (the “Commission”) should no longer be relied upon because of errors in such financial statements: (1) the audited consolidated financial statements for the fiscal year ended December 31, 2008 (the “2008 Financial Statements”), included in our Amendment No. 3 to the Annual Report on Form 10−K for the year ended December 31, 2008 filed with the Commission on August 7, 2009 (the “2008 10−K”), (2) the interim period unaudited financial statements for the three month period ended March 31, 2009, included in our Amendment No. 3 to the Quarterly Report on Form 10-Q for the three month period ended March 31, 2009 filed with the Commission on August 7, 2009 (the “2009 1Q Report”); (3) the interim period unaudited financial statements for the six month period ended June 30, 2009, included in our Quarterly Report on Form 10-Q for the six month period ended June 30, 2009 filed with the Commission on August 14, 2009 (the “2009 2Q Report”); and (4) the interim period unaudited financial statements for the nine month period ended September 30, 2009, included in our Quarterly Report on Form 10-Q for the nine month period ended September 30, 2009 filed with the Commission on November 20, 2009 (the “2009 3Q Report” and together with the 2009 1Q Report and 2009 2Q Report, the “2009 Quarterly Reports”).  Management determined that the error in accounting was material in amount and affected multiple periods and on that basis recommended to the Audit Committee that a restatement of our financial statements for the above periods was required.

The errors that require the restatement of the above-referenced financial statements relate to the accounting treatment of certain accounts receivable in respect of one of the Company’s projects, construction of a multi-functional residential and commercial complex on Marshall Rybalko Street (the “Project”) in Moscow.  The Company has been acting as the General Contractor of the Project for the Russian Ministry of Defense (the “Principal”).  In this capacity, the Company organized the construction and subcontracted with other companies for the performance of certain parts of the Project.  The amounts of such subcontractor services were $37,694,545 and $-0-, respectively, for our fiscal years ended December 31, 2008 and 2007.  The Principal refused to pay for the amounts payable to these subcontractors for their services.  We initiated a lawsuit in order to recover these amounts from the Principal, with the current amount of our claims equal to $35,341,012.  The court of primary jurisdiction accepted our claims, however, the Principal filed an appeal to a higher court, and presently our management and counsel are not in the position to determine the ultimate outcome of the litigation.

The 2008 Financial Statements will be restated to reflect the amounts of these subcontractor services as assets under “accounts receivable” and as liabilities under “accounts payable and accrued expenses”, and a new note 10 will be added to our 2008 Financial Statements to reflect the correction of this error.  Corresponding changes will be made to the consolidated balance sheets at December 31, 2008 (as restated) included in our 2008 Financial Statements, as well as to notes 7 and 11 (as note 10 in the previously issued financial statements will be renumbered in the restated 2008 Financial Statements) thereto.  The interim period unaudited financial statements included in our above-referenced quarterly reports will be restated to include the correction of errors discussed above, as pertaining to the amounts reflected in the consolidated balance sheets at December 31, 2008.

Our management is in the process of assessing the effect of the restatement on the internal control over financial reporting and disclosure controls and procedures; however, management currently believes that making of the errors resulting in the restatement of our financial statements was an isolated occurrence and that at the present time our internal controls over financial reporting are adequate.

The Company, including the Audit Committee of the Board of Directors, has discussed the matters disclosed in Item 4.02 of this Form 8-K with BDO and Wiener Goodman.  Wiener Goodman audited the 2008 Financial Statements and reviewed the interim period unaudited consolidated financial statements included in the 2009 Quarterly Reports.  The Board of Directors of the Company has authorized and directed that the officers of the Company take the appropriate and necessary actions to restate the 2008 Financial Statements, and the interim period unaudited financial statements included in the 2009 Quarterly Reports.  We expect to file with the Commission, as soon as practicable, an amended 2008 10-K and amended 2009 Quarterly Reports to reflect the changes described above.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act.  Forward-looking statements can be identified by such forward-looking terminology such as “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, “project”, “seek” and comparable phrases, as they relate to us and our management.  Forward-looking statements are not statements of historical fact and reflect the current views, beliefs and assumptions made by our management based on the information available, as of the date of this report, regarding future events, operating performance, financial condition, business strategy and our plans and objectives for future operations.  All forward-looking statements included herein and in the other periodic reports filed by the Company with the Commission address matters that involve risks and uncertainties, which could or will cause our actual results to differ materially from those indicated in these statements.  We believe that these factors include, but are not limited to, changes in political, social, legal or economic conditions in Russia; our ability to obtain necessary regulatory approvals and licenses for our business; our ability to fund future operations and capital needs through borrowings or otherwise; our ability to successfully implement any of our business strategies; our expectations about growth in demand for products and services we sell; competition in the marketplace; changes in general economic conditions, including inflation, interest rates, foreign currency exchange rates and other factors; our ability to respond to legal and regulatory developments and restrictions in relation to the construction industry; and our success in identifying other risks to our business and managing the risks of the aforementioned factors.  This list of factors is not exhaustive and should be read with the other cautionary statements that are included in the other periodic reports filed by the Company with the Commission.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results and outcomes may vary materially from those described herein.  Any forward-looking statements contained herein reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to, among other things, our operations, results of operations, growth strategy and liquidity.  Any forward-looking statements speak only as of the date of this report.  Subject to any obligations under applicable law, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.  All subsequent written and oral forward-looking statements attributable to us, and those acting on behalf of us, are expressly qualified in their entirety by the foregoing cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR HOLDINGS, INC.

By:	/s/ Alexei A. Kim
Alexei A. Kim
Chief Executive Officer

Dated: April 8, 2010